                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Part other than the Registrant [_]

Check the appropriate box:
  [_]Preliminary Proxy Statement

  [_]Confidential, for Use of the Commission Only (as permitted by Rule 14c-
     5(d)(2))

  [X]Definitive Proxy Statement

  [_]Definitive Additional Materials

  [_]Soliciting Material Under Rule 14a-12

                                EDIETS.COM, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
  [X]No fee required

  [_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

  [_] Fee paid previously with preliminary materials.

  [_]Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing. (1) Amount Previously Paid: (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                                EDIETS.COM, INC.
                          3801 W. HILLSBORO BOULEVARD
                           DEERFIELD BEACH, FL 33442

                               ----------------

            PROXY STATEMENT RELATING TO SOLICITATION OF CONSENTS OF
                                  STOCKHOLDERS
                           IN LIEU OF SPECIAL MEETING

                               ----------------

Dear Stockholders:

   This proxy statement is furnished to the stockholders of eDiets.com, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of written consents on behalf of the Board of Directors of the Company (the "Board of Directors") with respect to the matter set forth below. This proxy statement is first being mailed to stockholders of the Company on or about May 14, 2002.

   In connection with this proxy statement, stockholders are being asked to consider and consent to a proposal (the "Proposal") to amend and restate the Company's Stock Option Plan (the "Plan"), among other things, to increase the maximum number of shares of the Company's common stock, par value $.001 per share (the "Common Stock"), available for issuance under the Plan by 2,270,000 shares, bringing the total shares reserved for issuance under the Plan to 5,000,000 shares, and to make certain other revisions to the Plan described below in the accompanying proxy statement. The Board of Directors approved the amended and restated Plan as of April 1, 2002, which, pursuant to Article X of the Plan, became effective on such date, subject to stockholder approval.

   The address of the principal executive office of the Company is 3801 W. Hillsboro Boulevard, Deerfield Beach, Florida, 33442. The telephone number of the principal executive office of the Company is (954) 360-9022.

   In the event you wish to consent to the Proposal, you should sign and date the Written Consent of Stockholders that accompanies this proxy statement and promptly return it by mail to the Company, 3801 W. Hillsboro Boulevard, Deerfield Beach, Florida, 33442, attention: Robert T. Hamilton, Chief Financial Officer.

   YOUR CONSENT IS IMPORTANT, SINCE APPROVAL OF THE PROPOSAL REQUIRES WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK. ACCORDINGLY, YOU ARE URGED TO READ AND TO CONSIDER CAREFULLY THE INFORMATION CONTAINED IN THIS PROXY STATEMENT.

               The date of this proxy statement is May 14, 2002.

                              GENERAL INFORMATION

   Under Delaware law, unless otherwise provided in the certificate of incorporation, any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding voting stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted, and those consents are properly delivered to the corporation. The Company's Restated Certificate of Incorporation, as amended to date, does not limit the right of stockholders of the Company to take action by written consent.

   The Board of Directors has fixed the close of business on May 3, 2002 as the record date for the determination of stockholders entitled to consent to the Proposal (the "Record Date"). Accordingly, only stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to consent to the Proposal.

   The approximate date on which this proxy statement and accompanying Written Consent are first being sent or given to stockholders is May 14, 2002.

                      VOTING SECURITIES AND VOTES REQUIRED

   At the close of business on the Record Date, there were outstanding and entitled to vote an aggregate of 15,755,263 shares of Common Stock, constituting all of the outstanding voting stock of the Company. Holders of Common Stock are entitled to one vote per share.

   The cost of soliciting consents will be borne by the Company. In addition to solicitation by mail, officers, directors, and other employees of the Company may solicit consents by telephone, telegraph or personal contact without additional compensation.

   Any consent may be revoked in writing at any time prior to the close of business on the date that the Company receives consents signed by a sufficient number of stockholders to take the action. The unrevoked signed and dated consents of the holders of a majority of the Common Stock outstanding as of the Record Date are necessary to effect the approval of the Proposal.

                      AMENDMENTS TO THE STOCK OPTION PLAN

General

   The Plan was adopted by the Board of Directors on November 17, 1999 and approved by a majority of the stockholders on December 16, 1999. The Board of Directors approved Amendment No. 1 and Amendment No. 2 to the Plan on August 9, 2000 and September 18, 2000, respectively, and a majority of the stockholders approved them on October 19, 2000. The Board of Directors approved Amendment No. 3 and Amendment No. 4 to the Option Plan on February 13, 2001 and October 16, 2001, respectively. Further amendments to the Plan, and a restatement of the Plan in its entirety, were adopted by the Board of Directors on April 1, 2002. This proxy statement proposes that the stockholders approve Amendment No. 3 and Amendment No. 4, together with the further amendments to and restatement of the Plan as adopted by the Board of Directors.

   The purpose of the Plan, which is administered by the Compensation Committee, is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, directors, key employees and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. In the judgment of the Board of Directors, an initial or increased grant under the Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of Plan participants with those of the stockholders. Stock options play a key role in the Company's ability to recruit, reward and retain executives and key employees. Many companies have used stock options as an important part of recruitment and retention packages. The Company competes directly with other companies in its field for experienced executives and must be able to offer comparable packages to attract the caliber of individual that it believes is necessary to provide the growth that stockholders desire.

   Options may be granted under the Plan (i) to any employee of the Company or an affiliate designated by the Board of Directors or the Compensation Committee as eligible for the grant of options ("key employee") and (ii) to any non-employee Director, consultant, or independent contractor of the Company or an affiliate of the Company designated by the Board or the Compensation Committee as eligible for option grants ("key non-employee"). The number of shares of Common Stock for which options may be granted to any one key employee in any calendar year cannot exceed 1,000,000 shares (subject to certain adjustments).

   Options granted pursuant to the Plan may be either options intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("incentive stock options"), or options not intended to so qualify ("nonstatutory stock options"). Incentive stock options may be granted only to key employees, and the market value (as of the date of grant) of shares of Common Stock as to which incentive stock options are exercisable for the first time by any key employee during any calendar year cannot exceed $100,000.

   The exercise price of all options will be determined by the Compensation Committee at the time of grant. However, the exercise price of an incentive stock option will be at least 100% of the fair market value of a share of Common Stock on the date of grant, and, if granted to a holder of more than 10% of the total combined voting power of all classes of Company stock ("10% stockholder"), will be at least 110% of the fair market value of a share of Common Stock on the date of grant. As of the Record Date, the current market price for the Common Stock was $1.80 per share.

   Options granted pursuant to the Plan may be subject to time or performance vesting and other restrictions at the sole discretion of the Compensation Committee. The expiration date of each option granted under the Plan will be not later than ten years from the date of grant, and, in the case of an incentive stock option granted to a 10% stockholder, not later than five years from the date of grant. Subject to limitations and exceptions, the right to exercise an option will generally terminate at the earliest of:

  .  The expiration date of the option;

  . Three months, or such longer period as the Board of Directors or Compensation Committee may determine, from the date the participant ceases to be an employee or a key non-employee of the Company for any reason other than death, permanent and total disability or termination for cause; or

  . The date the participant ceases to be an employee or a key non-employee of the Company for cause.

   If the holder of an option dies or suffers a permanent and total disability while still employed by the Company, any option may be exercised by the participant, or in the event of the participant's death, by the participant's personal representative, any time prior to the earlier of the expiration date of the option or the expiration of twelve months, or such longer period as the Board of Directors or Compensation Committee may determine after the date of the holder's death or beginning of permanent and total disability, but only if and to the extent that the holder was entitled to exercise the option at the date of such termination.

   Upon adopting a plan of merger or consolidation, a tender offer for Common Stock or a sale of all or substantially all of the Company's assets, the Company may, in its sole discretion:

  . Accelerate the timing of the exercise provisions of any outstanding option; or

  . Cancel any or all of the outstanding options and provide for the payment to holders of a cash amount equal to the difference between the option price and the price of a share of Common Stock, as determined by the Compensation Committee, multiplied by the number of shares of Common Stock subject to the canceled option.

   The Plan provides that each non-employee director, when elected, is automatically granted an option ("Formula Option") to purchase 25,000 shares of Common Stock and a renewal grant of the same amount on each anniversary of such director's election, at an exercise price equal to the fair market value of a share of Common Stock on the date of grant (or, in the case of options granted as of the initial effective date of the Plan, $2.00 per share). Options previously granted pursuant to the Plan will not be affected by the amendment and restatement of the Plan and will remain outstanding until they are exercised, expire or otherwise terminate.

Increase in Shares Reserved for Issuance

   On October 16, 2001, subject to the approval of the stockholders, the Board of Directors approved Amendment No. 4 to the Plan to increase the maximum number of shares of Common Stock available for issuance thereunder from 2,730,000 shares to a total of 5,000,000 shares.

   The Company filed a Registration Statement on Form S-8 (the "Form S-8") with the Securities and Exchange Commission ("SEC") on October 31, 2000 to register 900,000 shares issuable under the Plan. Subject to approval of the Proposal by the stockholders, the Company intends to file an amendment to the Form S-8 with the SEC as soon as practicable to register an additional 4,100,000 shares underlying the options that may be granted under the Plan. No other options, plans or arrangements for deferred compensation, or future compensation have been adopted or are contemplated at this time.

Other Amendments to the Stock Option Plan

   Pursuant to Amendment No. 3 to the Plan, the exercise period for Formula Options was reduced from ten years to five years.

   Pursuant to Amendment No. 4 to the Plan, (i) the number of shares available for issuance thereunder was increased, as described above, (ii) termination of a Plan participant's employment for cause was modified to include "cause" as defined in any employment agreement with the participant, and (iii) a participant's failure to pay for shares upon a notice of exercise of options would cause the options as to those shares to terminate.

   The Board of Directors adopted the Plan as restated in its entirety effective April 1, 2002. The restatement included additional amendments that
(i) allowed the Board of Directors to extend the periods for option exercises under certain circumstances upon termination of a participant's employment, (ii) removed the provision for forfeiture of options upon a participant's failure to purchase shares after giving a notice of exercise,
(iii) modified the timing of Formula Option grants to members of the Board of Directors, and (iv) permitted outstanding options to be exercised in accordance with their terms after the termination of the Plan.

Participation in the Stock Option Plan

   The grant of options under the Plan to key employees and key non-employees is subject to the discretion of the Compensation Committee. As of the Record Date, five executive officers (including one officer who also serves on the Board of Directors), four non-employee directors, all employees designated as key employees and all consultants designated as key non-employees were eligible to participate in the Plan.

   From October 16, 2001 to the date of this proxy statement, subject to approval by the stockholders of the Plan as amended and restated, the Company has granted options to purchase 1,750,409 shares of Common Stock pursuant to the Plan, including options to purchase an aggregate of 112,666 shares that were granted to consultants.

   The following table summarizes the number of shares underlying stock options granted under the Plan since October 16, 2001 to (i) each of the executive officers named in the Annual Report filed on Form 10-KSB for the fiscal year ended December 31, 2001 (collectively, the "Named Executive Officers"), (ii) all current executive officers, as a group, (iii) all current directors who are not executive officers, as a group and (iv) all employees, including all current officers who are not executive officers and consultants, as a group.

                               NEW PLAN BENEFITS

                       eDiets.com, Inc. Stock Option Plan

                                                    Number of       Dollar
                                                      Shares       Value of
                                                    Underlying     Options
                                                     Options       Received
                       Name                          Received      ($) (1)
                       ----                         ----------    ----------
David R. Humble,
 Chairman and Chief Executive Officer..............   250,000     $ (175,000)

Robert T. Hamilton,
 Chief Financial Officer...........................    23,000     $    7,475

Steven Johnson,
 Chief Technology Officer..........................    52,000     $   30,680

Christine M. Brown,
 Vice President of Operations......................    23,000     $    7,475

Ronald L. Caporale,
 Executive Vice President of Business Development..    45,000     $    2,250

All current executive officers, as a group.........   393,000     $ (127,120)

All current directors who are not executive
 officers, as a group..............................   275,000(2)  $   14,250 (3)

All employees, including all current officers who
 are not executive officers and consultants, as a
 group............................................. 1,232,409     $  691,573

--------
(1) Calculated by multiplying $1.80, the fair market value of the shares of Common Stock on the Record Date, by the number of shares issuable upon exercise of the applicable option, less the applicable exercise price of each option.
(2) Includes options to purchase an aggregate of 150,000 shares of Common Stock that the Company anticipates granting to members of its Audit and Compensation Committees during the current fiscal year.

(3) Reflects the dollar value of options received. Does not include the dollar value of anticipated option grants to members of the Audit and Compensation Committees, which value is currently indeterminable.

   Because participation under the Plan is generally subject to the discretion of the Compensation Committee, the amounts that any participant or groups of participants may receive under the Plan in the future, other than the annual Formula Option grants to non-employee directors as described above, are not currently determinable. As a group, non-employee directors will receive, in the current fiscal year, additional options to purchase an aggregate of 100,000 shares of Common Stock, assuming that the Company continues to have only four non-employee directors on its Board of Directors through the end of the current fiscal year.

Tax Consequences of Stock Options

   Incentive Stock Options. A participant receiving an incentive stock option will not be subject to income tax upon either the grant of such option or its subsequent exercise. The spread between the option price and the fair market value on the date of exercise will, however, be included in the participant's alternative minimum taxable income for purposes of determining the participant's liability, if any, for the alternative minimum tax. If the participant holds the shares acquired upon exercise for more than one year after exercise (and two years after grant), then the difference between the amount realized on a subsequent sale or other taxable disposition of the shares and the option price will constitute long-term capital gain or loss at the time of sale. The Company will not be entitled to a federal income tax deduction with respect to the grant or exercise of an incentive stock option. If the options cease to be incentive stock options for any reason, they will be treated as nonstatutory stock options. For example, if the participant sells the shares before the expiration of the requisite holding periods, the participant will be deemed to have made a "disqualifying disposition" of the shares and will realize ordinary income in the year of the disposition. In the event of a disqualifying disposition, the Company will be entitled to a federal income tax deduction in the year of disposition of the shares in the amount of the ordinary income realized by the participant.

   If the option price of an incentive stock option is paid by surrendering Common Stock, the Internal Revenue Service treats such exchange as if there were two transactions. The first transaction is treated as a non-taxable exchange of the previously acquired Common Stock for an equal number of shares of new Common Stock, both having the same market value. The basis of the new shares will be the same basis as the shares surrendered and the holding period will include the holding period of the shares surrendered. The second transaction concerns the additional shares that a participant will receive pursuant to the exercise. This exchange also results in no gain or loss being recognized at the time of the exchange. However, the basis of these additional shares will equal zero (i.e., the participant is treated as having paid nothing for these shares). The holding period for the additional shares begins on the date of the exchange.

   Nonstatutory Stock Options. A participant who is granted nonstatutory stock options will not recognize any income at the time of grant. Nor is the Company entitled to a tax deduction at the time of grant. The participant will recognize ordinary income on the date the participant exercises a nonstatutory stock option. The amount of income will be equal to the excess of the fair market value of the shares on the date of exercise over the option price. The holding period for capital gain and loss purposes will begin on the date of exercise. The Company will be entitled to take a deduction at the time the participant is required to recognize income from the option exercise. The deduction will be equal to the amount that is taxable to the participant as ordinary income as a result of exercise.

   If the option price of a nonstatutory stock option is paid by surrendering Common Stock, the participant will recognize no gain or loss on the shares that the participant surrenders to pay the option price (the "surrendered shares"). The number of shares that the participant receives upon exercise of the option in excess of the surrendered shares are considered "additional shares." The participant will recognize ordinary income upon exercise equal to the fair market value of the additional shares on the date of exercise, less any cash paid towards the option price. The basis of the additional shares will be equal to their fair market value on the date of exercise, and their holding period will begin on that date. The shares that the participant receives upon exercise equal to the surrendered shares will have a basis and holding period equal to that of the surrendered shares.

   The basis of shares acquired pursuant to the exercise of a nonstatutory stock option will be the fair market value of the shares upon the date of exercise. When the recipient disposes of shares acquired pursuant to a nonstatutory stock option, any amount realized in excess of the basis of the shares will be treated as long-term or short-term capital gain, depending on the holding period of the shares. If the amount realized is less than the basis of the shares, the loss will be treated as a long-term or short-term capital loss, depending on the holding period of the shares.

Copies of Plan

   The Company will provide a copy of the Plan, as amended, without charge to any stockholder who requests such a copy from the Company orally or in writing. Such copies will be provided by first class mail within one day after the Company receives any such request.

Interests of Certain Persons in or Opposition to Matters to Be Acted Upon

   The Company's current executive officers and directors are eligible to participate under the Plan and each was granted an option to purchase shares of Common Stock following the Board's adoption of the Plan as amended and restated. Accordingly, each executive officer and director has a substantial direct interest in the stockholders' approval of the amendment and restatement of the Plan.

   In connection with the Company's merger with DietSmart, Inc. effective October 19, 2001, the Company entered into a three-year employment agreement with each of Tamara Totah, Carlos Lopez-Ona and Andrew Smith. Each agreement provided for the grant of an option to purchase 150,000 shares of Common Stock at an exercise price of $1.23 per share vesting in four equal semi-annual installments over a two-year period. Ms. Totah served as the Company's President until February 2002, when she resigned from her position and forfeited the options granted under the agreement. Messrs. Lopez-Ona and Smith served as the Company's Executive Vice President and Executive Vice President of Marketing, respectively, until April 2002, when each resigned from his position and forfeited the options granted under the agreement.

 David R. Humble

   On January 24, 2002, the Company granted Mr. Humble an option to purchase 250,000 shares of Common Stock at an exercise price of $2.50 per share, which vests in six equal semi-annual installments beginning on July 24, 2002.

 Robert T. Hamilton

   On November 29, 2001, the Company granted Mr. Hamilton an option to purchase 23,000 shares of Common Stock at an exercise price of $1.48 per share vesting in four equal semi-annual installments beginning on May 29, 2002.

 Steven Johnson

   On October 18, 2001, the Company granted Mr. Johnson an option to purchase 52,000 shares of Common Stock at an exercise price of $1.21 per share vesting in three equal semi-annual installments beginning on April 18, 2002.

 Christine M. Brown

   On November 29, 2001, the Company granted Ms. Brown an option to purchase 23,000 shares of Common Stock at an exercise price of $1.48 per share vesting in four equal semi-annual installments beginning on May 29, 2002.

 Ronald L. Caporale

   On April 1, 2002, the Company granted Mr. Caporale an option to purchase 45,000 shares of Common Stock at an exercise price of $1.75 per share vesting in four equal semi-annual installments beginning on October 1, 2002.

 Non-Employee Directors

   Messrs. Gohd and Kier each received an immediately vested option to purchase 25,000 shares of Common Stock on November 17, 2001 at an exercise price of $1.49 per share. Messrs. Isgur and Meyer each received an immediately vested option to purchase 25,000 shares of Common Stock on December 27, 2001 at an exercise price of $1.85 per share. Mr. Meyer received an immediately vested option to purchase 25,000 shares of Common Stock on January 3, 2002 at an exercise price of $1.75 per share.

                      INFORMATION CONCERNING DIRECTOR AND
                         EXECUTIVE OFFICER COMPENSATION

Director Compensation

   The Company's directors do not currently receive any cash compensation from for their services as members of the board of directors, although they are reimbursed for travel and lodging expenses in connection with attendance at board and committee meetings. Under the Plan, non-employee directors are eligible to receive automatic grants of vested options to purchase 25,000 shares of Common Stock per year at an exercise price equal to the market price of Common Stock on the date of grant. Upon their appointment to the board, each of the current directors, except for Mr. Humble, received an option to purchase 25,000 shares of Common Stock that vested immediately at an exercise price of $2.00 per share. In addition, Messrs. Humble, Gohd and Kier, the members of the Company's initial Executive Committee, each received on their appointment a one-time option grant to purchase 100,000 shares of Common Stock that vested immediately at an exercise price of $2.00 per share.

Executive Compensation

   The following table sets forth information concerning cash and non-cash compensation paid to or accrued for the benefit of the Named Executive Officers for all services rendered in all capacities to the Company for the fiscal years ended December 31, 2001, 2000 and 1999.

                               Annual Compensation               Long Term Awards
                         --------------------------------   ---------------------------
                                                              Shares
Name and Principal                                          Underlying     All Other
Position                 Year Salary($) Bonus($) Other($)   Options (#) Compensation($)
------------------       ---- --------- -------- --------   ----------- ---------------
David R. Humble,........ 2001 $250,000      --    $2,625(3)       --            --
 Chairman and Chief
  Executive Officer      2000  157,203      --       --           --            --
                         1999   17,309      --       --       100,000           --
Robert T. Hamilton,..... 2001 $114,231      --    $2,625(3)    63,000           --
 Chief Financial Officer
  (1)                    2000  100,000      --     2,500(3)    32,000           --
                         1999    8,462      --       --       100,000           --
Steven Johnson, ........ 2001 $142,308      --    $2,625(3)    52,000           --
 Chief Technology
  Officer                2000  124,670  $10,000    1,346(3)    62,998           --
                         1999   86,899      --       --       159,993           --
Christine M. Brown, .... 2001 $108,777  $ 6,000   $  675(3)    63,000           --
 Vice President of
  Operations (2)         2000   80,383      --       433(3)    47,000           --
                         1999   25,930      --       --        90,286           --
Ronald L. Caporale,..... 2001 $142,500      --       --       115,000      $102,656(5)
 Executive Vice
  President (4)          2000      --       --       --           --            --
                         1999   36,061      --       --           --            --

--------
(1) Mr. Hamilton joined the Company in November 1999.
(2) Ms. Brown joined the Company in July 1999.
(3) Represents 401(k) contributions made by the Company on their behalf.
(4) Mr. Caporale left the Company in September 1999 and rejoined the Company in January 2001.
(5) Represents a bonus for 2001 accrued in December 2001 and paid in January 2002 to Mr. Caporale.

Option Grants in the Last Fiscal Year

   The following table sets forth each stock option grant the Company made during the year ended December 31, 2001 pursuant to the Plan to each of the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                              (INDIVIDUAL GRANTS)

                                   Number Of    % Of Total
                                  Securities     Options
                                  Underlying    Granted To   Exercise
                                    Options     Employees     Price   Expiration
Name                              Granted (#) in Fiscal Year  ($/SH)     Date
----                              ----------- -------------- -------- ----------
David R. Humble..................      --          --           --          --
Robert T. Hamilton...............   40,000         2.4%       $0.98    09/17/06
                                    23,000         1.4%       $1.48    11/29/06
Steven Johnson...................   52,000         3.2%       $1.21    10/18/06
Christine M. Brown...............   40,000         2.4%       $0.98    09/17/06
                                    23,000         1.4%       $1.48    11/29/06

Option Exercises and Holdings

   The following table sets forth information regarding option exercises during 2001 by each of the Named Executive Officers.

     AGGREGATE OPTION EXERCISES FOR FISCAL 2001 AND YEAR END OPTION VALUES

                                               Number of
                                              Unexercised   Value of Unexercised
                                               Options at   In-the-Money Options
                            Shares            December 31,           at
                           Acquired  Value      2001(#)     December 31, 2001($)
                              on      ($)     Exercisable/      Exercisable/
Name                       exercise Realized Unexercisable   Unexercisable (1)
----                       -------- -------- -------------- --------------------
David R. Humble...........   --       --     100,000/    --                --
Robert T. Hamilton........   --       --     116,000/79,000   $ 15,830/$53,270
Steven Johnson............   --       --     340,206/60,500   $227,782/$36,750
Christine M. Brown........   --       --     113,786/86,500   $ 96,159/$45,850
Ronald L. Caporale........   --       --     167,036/86,250   $261,218/$59,728

--------
(1) Value is based on the difference between the option exercise price and the fair market value of December 31, 2001, the fiscal year-end ($1.755 per share), multiplied by the number of shares underlying the option.

Employment Agreements

   In November 1999, the Company entered into a three-year employment agreement with Mr. Humble. He currently receives a base salary of $250,000 per year, which was increased from $150,000 in December 2000. He is also entitled to receive a bonus to be determined by the Compensation Committee, based on income before taxes. The employment agreement contains a non-competition provision for the term of employment and two years thereafter and a non-disclosure provision.

   In November 1999, Mr. Hamilton became the Company's Chief Financial Officer. He currently receives an annual base salary of $160,000. In September 2001, Mr. Hamilton was granted an option to purchase 40,000 shares of Common Stock at an exercise price of $0.98 per share vesting in four equal semi-annual installments over a two-year period. In November 2001, he was granted him an option to purchase 23,000 shares of Common Stock at an exercise price of $1.48 per share vesting in four equal semi-annual installments over a two-year period. While Mr. Hamilton does not have an employment agreement for a fixed term, the Company has agreed that if it chooses to terminate his employment without cause, the Company shall provide him with four months of severance at his then current salary.

                               SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

   The following table sets forth certain information regarding the beneficial ownership of Common Stock by each director of the Company, each of the Named Executive Officers, all persons known to the Company to be the beneficial owners of 5% or more of the outstanding shares of Common Stock, and all directors and executive officers of the Company as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and includes voting or investment power with respect to the securities. Unless otherwise noted, the address for each listed director and officer is c/o eDiets.com, Inc., 3801 W. Hillsboro Boulevard, Deerfield Beach, Florida 33442. Except as noted, the persons named in the table below do not own, beneficially or of record, any other securities of the Company or its subsidiaries and have sole voting and investment power over all securities for which they are shown as beneficial owner. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person and group includes the shares of Common Stock underlying options or warrants held by such person that are exercisable within 60 days after the date of this proxy statement, but exclude shares of Common Stock underlying options or warrants held by any other person. The percentage of beneficial ownership is based on 15,755,263 shares of Common Stock outstanding as of the Record Date, before any consideration is given to outstanding options, warrants or convertible securities.

                                                   Number of
                                                   Shares of
                                                  Common Stock
                                                     owned       Percentage of
Name and Address of Beneficial Owner              Beneficially   Common Stock
------------------------------------              ------------   -------------
David R. Humble..................................   7,905,065(1)     49.9%
Isaac Kier.......................................   1,067,428(2)      6.6%
Matthew Gohd.....................................     976,470(3)      5.9%
James M. Meyer...................................     380,000(4)      2.4%
Lee S. Isgur.....................................     191,000(5)      1.2%
Ronald L. Caporale...............................     215,786(6)      1.4%
Robert T. Hamilton...............................     139,750(7)        *
Christine M. Brown...............................     141,286(8)        *
Steven Johnson...................................     371,787(9)      2.3%
All directors and executive officers as a group
 (consisting of 9 persons).......................  11,388,572        63.0%

--------
 *  Less than 1%
(1) Includes 100,000 shares issuable upon exercise of vested stock options.
(2) Includes 232,500 shares issuable upon exercise of stock options that are vested or exercisable within sixty days; 62,500 shares issuable upon exercise of warrants issued in our private placement; 65,211 shares held by a charitable remainder trust of which Mr. Kier and his wife are the trustees; and 156,250 shares and 62,500 shares issuable upon the exercise of immediately exercisable warrants issued in the private placement to Coqui Capital Partners, L.P., of which Mr. Kier is the general partner. Mr. Kier disclaims beneficial ownership of shares held by Coqui Capital Partners, L.P. except for his proportional interest therein.
(3) Includes 280,000 shares issuable upon the exercise of immediately exercisable warrants issued to the placement agent Whale Securities Co., LP in the 1999 private placement and transferred to Mr. Gohd; 175,000 shares issuable upon exercise of vested stock options; and 62,500 shares issuable upon the exercise of warrants issued in the private placement. Also includes 135,220 shares issuable upon the exercise of additional warrants issued to Mr. Gohd in March 2001 in connection with the Company's agreement with the placement agent. Included in his holdings are 31,250 shares and 12,500 shares issuable upon the exercise of warrants issued in the private placement to Porpoise Investors I, L.P. Mr. Gohd is the President of the general partner of Porpoise Investors I, L.P. and disclaims beneficial ownership of these shares.

(4) Includes 200,000 shares issuable upon the exercise of stock options that are vested or exercisable within sixty days; and 25,000 shares issuable upon the exercise of immediately exercisable warrants issued in the private placement.
(5) Includes 70,500 shares held by a revocable trust of which Mr. Isgur and his wife are the trustees and beneficiaries and 100,000 shares issuable upon the exercise of stock options that are vested or exercisable within sixty days.
(6) Includes 195,786 shares issuable upon the exercise of stock options that are vested or exercisable within sixty days.
(7) Represents 139,750 shares issuable upon the exercise of stock options that are vested or exercisable within sixty days.
(8) Represents 141,286 shares issuable upon the exercise of stock options that are vested or exercisable within sixty days.
(9) Includes 361,787 shares issuable upon the exercise of stock options that are vested or exercisable within sixty days.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS CONSENT TO THE AMENDMENT AND RESTATEMENT OF THE STOCK OPTION PLAN.

                             ADDITIONAL INFORMATION

   Additional information concerning the Company, including its annual and quarterly reports for the past twelve months that have been filed with the SEC, may be accessed through the SEC's EDGAR archives at www.sec.gov. Upon written request of any stockholder, addressed to the Company's Chief Financial Officer at 3801 W. Hillsboro Boulevard, Deerfield Beach, Florida 33442, the Company will provide a copy of its Annual Report on Form 10-KSB for the year ended December 31, 2001, without charge.

                                   APPENDIX A

                                eDiets.com, Inc.

                                    CONSENT

   THE ATTACHED WRITTEN CONSENT OF STOCKHOLDERS (THE "CONSENT") IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EDIETS.COM, INC. (THE "COMPANY").

   Stockholders are urged to sign, date and mail the Consent promptly. If not otherwise terminated, the Consent solicitation period will terminate on the earlier of (i) the date that Consents signed by a sufficient number of stockholders to take the action are received by the Company or (ii) twenty (20) days following the earliest dated Consent delivered to the Company by a stockholder.

   In the event you wish to sign the Consent, you should sign exactly as addressed to you. Joint owners should each sign. If signing as executor, administrator, attorney, trustee or guardian, give title as such. If a corporation, sign in full corporate name by an authorized officer. If a partnership, sign in the name of an authorized person.

   THE ATTACHED CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMEND THAT YOU CONSENT TO THE PROPOSAL.

                                eDiets.com, Inc.

                        Written Consent of Stockholders
                           in Lieu of Special Meeting

   The undersigned, constituting the holders of voting rights with respect to a majority of the issued and outstanding shares of common stock of eDiets.com, Inc., a Delaware corporation (the "Company"), and in accordance with the authority contained in Section 228 of the General Corporation Law of Delaware, hereby consent to the adoption of the following resolution:

  RESOLVED: That the Stock Option Plan (as amended and restated effective
            April 1, 2002) (the "Plan"), in substantially the form attached hereto as Exhibit A, is approved for the purpose of making certain revisions to the terms of the Plan including, without limitation, increasing the number of shares of the Company's Common Stock, par value $.001 per share, reserved for issuance under the Plan from 2,730,000 shares to 5,000,000 shares.

   This Consent shall be effective, as to the resolution set forth above, as of the first date on which it has been executed by the requisite number of stockholders and delivered to the Company in accordance with Section 228 of the Delaware General Corporation Law.

   This Written Consent of Stockholders may be executed in one or more counterparts.

   IN WITNESS WHEREOF, the undersigned has executed this Consent as of the date indicated with respect to all Common Stock of eDiets.com, Inc. held of record by the undersigned as of such date.

                                          Individual Stockholders:

Dated: May   , 2002                       -------------------------------------

                                          Print Name: _________________________

                                          Entity Stockholders:
                                          -------------------------------------
                                          Print/Type Name of Stockholder

                                          -------------------------------------

                                          Print Name: _________________________

                                          Title: ______________________________

                                   EXHIBIT A

                                eDiets.com, Inc.
                               STOCK OPTION PLAN
               (As Amended and Restated Effective April 1, 2002)
                                eDiets.com, Inc.

                               STOCK OPTION PLAN
               (As Amended and Restated Effective April 1, 2002)

I. PURPOSE AND DEFINITIONS

 A. PURPOSE OF THE PLAN

   The Plan is intended to encourage ownership of Shares by Key Employees and Key Non-Employees in order to attract and retain such Key Employees in the employ of the Company or an Affiliate, or to attract such Key Non-Employees to provide services to the Company or an Affiliate, and to provide additional incentive for such persons to promote the success of the Company or an Affiliate.

 B. DEFINITIONS

   Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Plan, have the following meanings:

     1. AFFILIATE means a corporation that, for purposes of Section 422 of the Code, is a parent or subsidiary of the Company, directly or indirectly.

     2. BOARD means the Board of Directors of the Company.

     3. CODE means the Internal Revenue Code of 1986, as amended.

     4. COMMITTEE means the committee to which the Board delegates the power to act under or pursuant to the provisions of the Plan, or the Board if no committee is selected. If the Board delegates powers to a committee, and if the Company is or becomes subject to Section 16 of the Exchange Act, then, if necessary for compliance therewith, such committee shall consist initially of not less than two (2) members of the Board, each member of which must be a "Non-Employee director," within the meaning of the applicable rules promulgated pursuant to the Exchange Act. The failure of any Committee members to qualify as a "Non-Employee director" shall not otherwise affect the validity of the grant of an option, or the issuance of shares of Common Stock otherwise validly issued upon exercise of any such option. If the Company is or becomes subject to Section 16 of the Exchange Act, no member of the Committee shall receive any Option pursuant to the Plan or any similar plan of the Company or any Affiliate while serving on the Committee unless the Board determines that the grant of such an Option satisfies the then current Rule 16b-3 requirements under the Exchange Act.

     Notwithstanding anything herein to the contrary, and insofar as the Board determines that it is necessary in order for compensation recognized by Participants pursuant to the Plan to be fully deductible to the Company for federal income tax purposes, each member of the Committee also shall be an "outside director" (as defined in regulations or other guidance issued by the Internal Revenue Service under Code Section 162(m)).

     5. COMPANY means eDiets.com, Inc., a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed, or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

     6. DISABILITY or DISABLED means permanent and total disability as defined in Section 22(e)(3) of the Code.

     7. EXCHANGE ACT means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

     8. FORMULA OPTION means a Nonstatutory Option granted automatically to a Non-Employee Board Member in accordance with Article IV of the Plan.

     9. INCENTIVE OPTION means an Option which, when granted, is intended to be an "incentive stock option," as defined in Section 422 of the Code.

     10. KEY EMPLOYEE means an employee of the Company or of an Affiliate (including, without limitation, an employee who also is serving as any officer or director of the Company or of an Affiliate), designated by the Board or the Committee as being eligible to be granted one or more Options under the Plan.

     11. KEY NON-EMPLOYEE means a Non-Employee Board Member, consultant, or independent contractor of the Company or of an Affiliate who is designated by the Board or the Committee as being eligible to be granted one or more Options under the Plan.

     12. NON-EMPLOYEE BOARD MEMBER means a director of the Company who is not an employee of the Company or any of its Affiliates. For purposes of this Plan, a Non-Employee Board Member shall be deemed to include the employer of such Non-Employee Board Member, if the Non-Employee Board Member is so required, as a condition of his employment, to provide that any Option granted hereunder be made to the employer.

     13. NONSTATUTORY OPTION means an Option which, when granted, is not intended to be an "incentive stock option," as defined in Section 422 of the Code.

     14. OPTION means a right or option granted under the Plan.

     15. OPTION AGREEMENT means an agreement between the Company and a participant executed and delivered pursuant to the Plan.

     16. PARTICIPANT means a Key Employee to whom one or more Incentive Options or Nonstatutory Options are granted under the Plan, and a Key Non-Employee to whom one or more Nonstatutory Options are granted under the Plan.

     17. PLAN means this Stock Option Plan, as amended from time to time.

     18. SHARES means the following shares of the capital stock of the Company as to which Options have been or may be granted under the Plan: treasury shares or authorized but unissued Common Stock, $.001 par value, or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Article VII of the Plan.

II. SHARES SUBJECT TO THE PLAN

   The aggregate number of Shares as to which Options may be granted from time to time shall be 5,000,000 Shares (subject to adjustment for stock splits, stock dividends, and other adjustments described in Article VII hereof). The maximum number of Shares as to which Options may be granted in any calendar year to any one Key Employee shall not exceed 1,000,000 (subject to adjustment for stock splits, stock dividends and other adjustments described in Article VII hereof).

   If an Option ceases to be "outstanding," in whole or in part, the Shares that were subject to such Option, if the Option was not exercised, shall be available for the granting of other Options. Any Option shall be treated as "outstanding" until such Option is exercised in full, terminates or expires under the provisions of the Plan or Option Agreement, or is canceled by agreement of the Company and the Participant.

   Subject to the provisions of Article VII, the aggregate number of Shares as to which Incentive Options may be granted shall be subject to change only by means of an amendment of the Plan duly adopted by the

Company and approved by the stockholders of the Company within one year before or after the date of the adoption of any such amendment.

III. ADMINISTRATION OF THE PLAN

   The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

   Subject to the provisions of the Plan, the Committee is authorized to:

     A. interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

     B. determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees shall be granted Options;

     C. determine the Key Non-Employees to whom Nonstatutory Options shall be granted;

     D. determine whether the Option to be granted to a Key Employee shall be an Incentive Option or Nonstatutory Option;

     E. determine the number of Shares for which an Option or Options shall be granted;

     F. provide for the acceleration of the right to exercise an Option (or portion thereof); and

     G. specify the terms and conditions upon which Options may be granted;

  provided, however, that with respect to Incentive Options, all such interpretations, rules, determinations, terms, and conditions shall be made and prescribed in the context of preserving the tax status of the Incentive Options as incentive stock options within the meaning of Section 422 of the Code.

   All determinations of the Committee shall be reduced to writing and signed by or on behalf of the Committee. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

IV. ELIGIBILITY FOR PARTICIPATION

   The Committee may at any time and from time to time grant one or more Options to one or more Key Employees or Key Non-Employees and may designate the number of Shares to be subject to each Option so granted, provided, however, that (i) each Participant receiving an Incentive Option must be a Key Employee of the Company or of an Affiliate at the time an Incentive Option is granted;
(ii) no Incentive Options shall be granted after the expiration of ten (10) years from the earlier of the, date of the adoption of the Plan by the Company or the approval of the Plan by the stockholders of the Company; and (iii) the fair market value of the Shares (determined at the time the Option is granted) as to which Incentive Options are exercisable for the first time by any Key Employee during any single calendar year (under the Plan and under all other incentive option plan of the Company or an Affiliate) shall not exceed $100,000.

   Notwithstanding any of the foregoing provisions, the Committee may authorize the grant of an Option to a person not then in the employ of or serving as a Non-Employee Board Member, consultant, or independent contractor of the Company or of an Affiliate, conditioned upon such person becoming eligible to become a Participant at or prior to the execution of the Option Agreement evidencing the actual grant of such Option.

V. TERMS AND CONDITIONS OF OPTIONS

   Each Option shall be set forth in an Option Agreement, duly executed on behalf of the Company and by the Participant to whom such Option is granted. Except for the setting of the Option price under Paragraph A, no Option shall be granted and no purported grant of any Option shall be effective until such Option Agreement shall have been duly executed on behalf of the Company and by the Participant. Each such Option Agreement shall be subject to at least the following terms and conditions:

 A. OPTION PRICE

   Except with respect to Formula Options as set forth in Article VI, the exercise price of the Option covered by each Option granted under the Plan shall be determined by the Committee. The Option price per share shall be such amount as may be determined by the Committee in its sole discretion on the date of the grant of the Option. In the case of an Incentive Option, if the optionee owns directly or by reason of the applicable attribution rules ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company, the Option price (per share) of the Shares covered by each Incentive Option shall be not less than the "fair market value" of the Shares on the date of the grant of the Incentive Option. In all other cases of Incentive Options, the Option price shall be not less than one hundred ten percent (110%) of the said fair market value on the date of grant. If the Shares are listed on any national securities exchange, the fair market value shall be the mean average of the "high" and "low" prices, if any, on the largest such exchange on the date of the grant of the Option, or, if none, on the most recent trade date thirty (30) days or less prior to the date of the grant of the Option. If the Shares are not then listed on any such exchange, the fair market value of such Shares shall be the mean average of the "high" and the "low" prices, if any, as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the Option, or if none, on the most recent trade date thirty (30) days or less prior to the date of the grant of the Option for which such quotations are reported. If the Shares are not then either listed on any such exchange or quoted on NASDAQ, the fair market value shall be the mean between the "high" and the "low" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the Option, or, if none, for the most recent trade date thirty (30) days or less prior to the date of the grant of the Option for which such quotations are reported. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Committee.

 B. NUMBER OF SHARES

   Each Option shall state the number of Shares to which it pertains.

 C. TERM OF OPTION

   Each Incentive Option shall terminate not more than ten (10) years from the date of the grant thereof, or at such earlier time as the Option Agreement may provide, and shall be subject to earlier termination as herein provided, except that if the Option price is required under Paragraph A of this Article V to be at least one hundred ten percent (110%) of fair market value, each such Incentive Option shall terminate not more than five (5) years from the date of the grant thereof, and shall be subject to earlier termination as herein provided.

 D. DATE OF EXERCISE

   Upon the authorization of the grant of an Option, or at any time thereafter, the Committee may, subject to the provisions of Paragraph C of this Article V, prescribe the date or dates on which the Option becomes exercisable, and may provide that the option rights become exercisable in installments over a period of years, or upon the attainment of stated goals.

 E. MEDIUM OF PAYMENT

   The Option price shall be paid on the date of purchase specified in the notice of exercise, as set forth in Paragraph I. It shall be paid in such form (permitted by Section 422 of the Code in the case of Incentive Options) as the Committee shall, either by rules promulgated pursuant to the provisions of
Article III of the Plan, or in the particular Option Agreement, provide.

 F. TERMINATION OF EMPLOYMENT

   1. A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate for any reason other than death, Disability, or termination for cause, may exercise any Option granted to such Participant, to the extent that the right to purchase Shares thereunder has become exercisable on the date of such termination, but only within three (3) months after such date or such greater period of time as the Board or the Committee in their sole discretion shall determine, or, if earlier, within the originally prescribed term of the Option, and subject to the condition that no Option shall be exercisable after the expiration of the term of the Option. A Participant's employment shall not be deemed terminated by reason of a transfer to another employer that is the Company or an Affiliate.

   2. A Participant who ceases to be an employee or Key Non-Employee for cause shall, upon such termination, cease to have any right to exercise any Option. For purposes of this Plan, unless otherwise provided in an employment agreement with a Participant, cause shall be deemed to include (but shall not be limited to) wrongful appropriation of funds of the Company or an Affiliate, divulging confidential information about the Company or an Affiliate to the public, the commission of a gross misdemeanor or felony, or the performance of any similar action that the Board and the Committee, in their sole discretion, may deem to be sufficiently injurious to the interests of the Company or an Affiliate to constitute substantial cause for termination. The determination of the Board or the Committee as to the existence of cause shall be conclusive and binding upon the Participant and the Company.

   3. A Participant who is absent from work with the Company or an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined at Paragraph B(6) of Article I hereof), or who is on leave of absence for any purpose permitted by any authoritative interpretation (i.e., regulation, ruling, case law, etc.) of Section 422 of the Code, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated his employment or relationship with the Company or with an Affiliate, except as the Committee may otherwise expressly provide or determine.

   4. Paragraph F(1) shall control and fix the rights of a Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate for any reason other than death, Disability, or termination for cause, and who subsequently becomes Disabled or dies. Nothing in Paragraphs G and H of this
Article V shall be applicable in any such case except that, in the event of such a subsequent Disability or death within the three (3) month period after the termination of employment or, if earlier, within the originally prescribed term of the Option, the Participant or the Participant's estate or personal representative may exercise the Option permitted by this Paragraph F, in the event of Disability, within twelve (12) months after the date that the Participant ceased to be an employee or Key Non-Employee of the Company or of an Affiliate or, in the event of death, within twelve (12) months after the date of death of such Participant; provided, however, that in no event may the Option be exercised beyond its originally prescribed term.

 G. TOTAL AND PERMANENT DISABILITY

   A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant (i) to the extent that the right to purchase Shares thereunder has become exercisable on or before the date such Participant becomes Disabled as determined by the Committee, and (ii) if the Option becomes exercisable periodically under Paragraph D, to the extent of any additional rights that would have become exercisable had the participant not become so disabled until after the close of business on the next periodic exercise date.

   A Disabled Participant shall exercise such rights, if at all, only within a period of not more than twelve (12) months, or such greater period of time as the Board or the Committee in their sole discretion shall determine, after the date that the Participant became Disabled as determined by the Committee (notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled) or, if earlier, within the originally prescribed term of the Option.

 H. DEATH

   In the event that a Participant to whom an Option bas been granted ceases to be an employee or Key Non-Employee of the Company or of an Affiliate by reason of such Participant's death, such Option, to the extent that the right is exercisable but not exercised on the date of death, may be exercised by the Participant's estate or personal representative within twelve (12) months, or such greater period of time as the Board or the Committee in their sole discretion shall determine, after the date of death of such Participant or, if earlier, within the originally prescribed term of the Option, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if the participant were alive and had continued to be an employee or Key Non-Employee of the Company or of an Affiliate.

 I. EXERCISE OF OPTION AND ISSUANCE OF STOCK

   Options shall be exercised by giving written notice to the Company. Such written notice shall: (1) be signed by the person exercising the Option, (2) state the number of Shares with respect to which the Option is being exercised,
(3) contain the warranty required by Paragraph M of this Article V, and (4) specify a date (other than a Saturday, Sunday or legal holiday) not less than five (5) nor more than ten (10) days after the date of such written notice, as the date on which the Shares will be purchased. Such tender and conveyance shall take place at the principal office of the Company during ordinary business hours, or at such other hour and place agreed upon by the Company and the person or persons exercising the Option. On the date specified in such written notice (which date may be extended by the Company in order to comply with any law or regulation, which requires the Company to take any action with respect to the Option Shares prior to the issuance thereof, whether pursuant to the provisions of Article VII or otherwise), the Company shall accept payment for the Option Shares and shall deliver to the person or persons exercising the Option in exchange therefor an appropriate certificate or certificates for fully paid non-assessable Shares.

 J. RIGHTS AS A STOCKHOLDER

   No Participant to whom an Option has been granted shall have rights as a stockholder with respect to any Shares covered by such Option except as to such Shares as have been issued to or registered in the Company's share register in the name of such Participant upon the due exercise of the Option and tender of the full Option price.

 K. ASSIGNABILITY AND TRANSFERABILITY OF OPTION

   Unless otherwise permitted by the Code and by Rule 16b-3 of the Exchange Act, if applicable, and approved in advance by the Committee, an Option granted to a Participant shall not be transferable by the participant and shall be exercisable, during the Participant's lifetime, only by such Participant or, in the event of the Participant's incapacity, his guardian or legal representative. Except as otherwise permitted herein, such Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment,

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

pledge, hypothecation or other disposition of any Option or of any rights grazed thereunder contrary to the provisions of this Paragraph K, or the levy of any attachment or similar process upon an option or such rights, shall be null and void.

 L. OTHER PROVISIONS

   The Option Agreement for an Incentive Option shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option be treated as an "incentive stock option" within the meaning of Section 422 of the Code. Further, the Option Agreements authorized under the Plan shall be subject to such other terms and conditions including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable and which, in the case of incentive Options, are not inconsistent with the requirements of Section 422 of the Code.

 M. PURCHASE FOR INVESTMENT

   Unless the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled. In accordance with the direction of the Committee, the persons who exercise such Option shall warrant to the Company that, at the time of such exercise, such persons are acquiring their Option Shares for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and shall make such other representations, warranties, acknowledgments and affirmations, if any, as the Committee may require. In such event, the persons acquiring such Shares shall be bound by the provisions of the following legend (or similar legend) which shall be endorsed upon the certificate(s) evidencing their Option Shares issued pursuant to such exercise:

   "The shares represented by this certificate have been acquired for investment and they may not be sold or otherwise transferred by any person, including a pledgee, in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that an exemption from registration is then available."

   Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining any consent that the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

VI. FORMULA OPTIONS

 A. BOARD OPTIONS

   Each Non-Employee Board Member shall be granted automatically a Formula Option to purchase 25,000 Shares, as of the date of his or her election, at an exercise price set forth in Section B herein; provided, however, that if the effective date of such election is other than the date of an annual meeting of the stockholders of the Company, the number of Shares covered by the Formula Option granted as of such effective date shall be equal to 25,000 multiplied by a fraction, the numerator of which 365 minus the number of days elapsed between the last such annual meeting and such effective date, and the denominator of which is 365. On the date of each subsequent annual meeting of the stockholders of the Company, the Non-Employee Board Member shall be entitled to an automatic renewal grant of 25,000 Formula Options, at an exercise price set forth in Section B herein, provided such individual is reelected as a Non-Employee Board Member at such meeting. Each Formula Option granted pursuant to this Paragraph VI.A. shall be fully exercisable on the date of grant for a period of five (5) years from the date of grant.

 B. EXERCISE PRICE

   The purchase price of the Shares subject to the Formula Options granted as of the Effective Date of the Plan shall be $2.00 per share. The purchase price of the Shares subject to the Formula Options granted

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

subsequent to the Effective Date hereunder shall be equal to one hundred percent (100%) of the fair market value as of the date of grant, with such fair market value to be determined as set forth in Article V.

 C. TERMS AND CONDITIONS

   Formula Options shall be evidenced by an Option Agreement that shall conform, to the requirements of the Plan, and may contain such other provisions not inconsistent therewith, as the Committee shall deem advisable. The provisions of Article V governing Nonstatutory Options, and the exercise and issuance thereof, shall apply to Formula Options to the extent such provisions are not inconsistent with this Article VI.

VII. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; SALE OF COMPANY SHARES

   In the event that the outstanding Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, change in par value, stock split-up, combination of shares or dividend payable in capital stock, or the like, appropriate adjustments to prevent dilution or enlargement of the rights granted to, or available for, Participants shall be made in the manner and kind of shares for the purchase of which Options may be granted under the Plan, and, in addition, appropriate adjustment shall be made in the number and kind of Shares and in the Option price per share subject to outstanding Options. No such adjustment shall be made which shall, within the meaning of Section 424 of the Code, constitute such a modification, extension, or renewal of an Option as to cause the adjustment to be considered as the grant of a new Option.

   Notwithstanding anything herein to the contrary, the Company may, in its sole discretion, accelerate the timing of the exercise provisions of any Option in the event of a tender offer for the Company's Shares, the adoption of a plan of merger or consolidation under which all the Shares of the Company would be eliminated, or a sale of all or substantially all of the Company's assets. Alternatively, the Company may, in its sole discretion, cancel any or all Options upon any of the foregoing events and provide for the payment to Participants in cash of an amount equal to the difference between the Option price and the price of a Share, as determined in good faith by the Committee, at the close of business on the date of such event, multiplied by the number of Shares subject to the Option so canceled.

   Upon a business combination by the Company or any of its Affiliates with any corporation or other entity through the adoption of a plan of merger or consolidation or a share exchange or through the purchase of all or substantially all of the capital stock or assets of such other corporation or entity, the Board or the Committee may, in its sole discretion, grant Options pursuant hereto to all or any persons who, on the effective date of such transaction, hold outstanding options to purchase securities of such other corporation or entity and who, on and after the effective date of such transaction, will become employees or directors of, or consultants to, the Company or its Affiliates. The number of Shares subject to such substitute Options shall be determined in accordance with the terms of the transaction by which the business combination is effected. Notwithstanding the other provisions of this Plan, the other terms of such substitute Options shall be substantially the same as or economically equivalent to the terms of the options for which such Options are substituted, all as determined by the Board or by the Committee, as the case may be. Upon the grant of substitute Options pursuant hereto, the options to purchase securities of such other corporation or entity for which such Options are substituted shall be canceled immediately.

VIII. DISSOLUTION OR LIQUIDATION OF THE COMPANY

   Upon the dissolution or liquidation of the Company other than in connection with a transaction to which the preceding Article VII is applicable, all Options granted hereunder shall terminate and become null and void; provided, however, that if the rights of a Participant under the applicable Options have not otherwise terminated and expired, the Participant shall have the right immediately prior to such dissolution or liquidation to exercise

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

any Option granted hereunder to the extent that the right to purchase shares thereunder has become exercisable as of the date immediately prior to such dissolution or liquidation.

IX. TERMINATION OF THE PLAN

   The Plan shall terminate ten (10) years from the earlier of the date of its adoption or the date of its approval by the stockholders. The Plan may be terminated at an earlier date by vote of the stockholders or the Board; provided, however, that any such earlier termination shall not affect any Options granted or Option Agreements executed prior to the effective date of such termination. Except as may otherwise be provided for under Articles VII and VIII, and notwithstanding the termination of the Plan, any Options granted prior to the effective date of the Plan's termination shall remain exercisable in accordance with their terms, and the provisions of the Plan with respect to the full and final authority of the Committee under the Plan shall continue to control.

X. AMENDMENT OF THE PLAN

   The Plan may be amended by the Board and such amendment shall become effective upon adoption by the Board; provided, however, that any amendment shall be subject to the approval of the stockholders of the Company at or before the next annual meeting of the stockholders of the Company if such stockholder approval is required by the Code, any federal or state law or regulation, the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, or if the Board, in its discretion, determines to submit such changes to the Plan to the Company's stockholders for approval.

XI. EMPLOYMENT RELATIONSHIP

   Nothing herein contained shall be deemed to prevent the Company or an Affiliate from terminating the employment of a Participant, or to prevent a Participant from terminating the Participant's employment with the Company or an Affiliate.

XII. INDEMNIFICATION OF COMMITTEE

   In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken by them as members of the Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the Committee member is liable for gross negligence or willful misconduct in the performance of his or her duties. To receive such indemnification, a Committee member must first offer in writing to the Company the opportunity, at its own expense, to defend any such action, suit or proceeding.

XIII. SAVINGS CLAUSE

   This Plan is intended to comply in all respects with applicable law and regulations, including, (i) with respect to those Participants who are reporting persons for purposes of Section 16 of the Exchange Act, Rule 16b-3 promulgated thereunder by the Securities and Exchange Commission, if applicable, and (ii) with respect to executive officers, Code Section 162(m). In case any one or more provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect under applicable law and regulation (including Rule 16b-3 and Code Section 162(m)), the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permitted by law, any provision that could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit the Plan to be construed in compliance with all applicable law (including Rule 16b-3 and Code
Section 162(m)) so as to foster the intent of this Plan. Notwithstanding anything herein to the contrary, with respect to Participants who are reporting persons for purposes of Section 16 of the Exchange Act, no grant of an Option to purchase Shares shall permit unrestricted ownership of Shares by the Participant for at least six (6) months from the date of the grant of such Option, unless the Board determines that the grant of such Option to purchase Shares otherwise qualifies as an exempt transaction under the then current
Rule 16b-3 requirements.

XIV. WITHHOLDING

   Except as otherwise provided by the Committee,

     A. The Company shall have the power and right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan; and

     B. In the case of any taxable event hereunder, a Participant may elect, subject to the approval in advance by the Committee, to satisfy the withholding requirement, if any, in whole or in part, by having the Company withhold Shares of Common Stock that would otherwise be transferred to the Participant having a Fair Market Value, on the date the tax is to be determined, equal to the minimum marginal tax that could be imposed on the transaction. All elections shall be made in writing and signed by the Participant.

XV. EFFECTIVE DATE

   This Plan, as amended and restated, shall become effective on April 1, 2002 upon adoption by the Board, provided that within one (1) year before or after such adoption by the Board the amendment and restatement of the Plan is approved by the stockholders of the Company.

XVI. GOVERNING LAW

   This Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.


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